Exhibit 22(q)

                                POWER OF ATTORNEY

     The undersigned Directors and Officers of W.P. Stewart & Co. Growth Fund, Inc. hereby authorize John C. Russell and Michael W. Stamm (with full power to each of them to act alone), as attorney-in-fact, to sign on his or her behalf and in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) of W.P. Stewart & Co. Growth Fund, Inc., and to file the same, with all exhibits thereto and other documents requisite in connection therewith, with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock of the Fund.

     IN WITNESS WHEREOF, the undersigned members of the Board of Directors and the Officers of W.P. Stewart & Co. Growth Fund, Inc. executed this Power of Attorney as of the 20th day of April, 2004. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.

/s/ Norman H. Brown, Jr.                      /s/ William F. Waters
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Norman H. Brown, Jr.                          William F. Waters
Director                                      Director


/s/ Thomas R. LeViness                        /s/ Donald M. Young
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Thomas R. LeViness                            Donald M. Young
Director                                      Director


/s/ Joseph M. Santarella                      /s/ Marilyn G. Breslow
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Joseph M. Santarella                          Marilyn G. Breslow
Director                                      Director


/s/ Peter H. Jennison                         /s/ John C. Russell
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Peter H. Jennison                             John C. Russell
President                                     Director


/s/ Susan G. Leber                            /s/ Michael W. Stamm
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Susan G. Leber                                Michael W. Stamm
Treasurer and Principal Financial Officer     Secretary